Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial and Accounting Officer

Pursuant to 18 U.S.C. Section 1350 as

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Dorothy Whitehouse, the President, Chief Executive Officer, Secretary and Treasurer of On-Air Impact, Inc., a Nevada corporation (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended February 28, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2014	/s/ Dorothy Whitehouse
Dorothy Whitehouse
President and Chief Executive Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)